Exhibit 10.9

Dato’ Mizal Bin Zaini

Datin Emelia Rosnaida

No.27 Jalan Kosas 5/2

Taman Kosas, 68000 Amapng, Selangor

Date: November 5, 2025

To:	Suke Ltd

Level 8, Wisma IAV

No. 86 Jalan Pasar,

55100 Kuala Lumpur, Malaysia

Dear Sirs

LETTER OF FINANCIAL SUPPORT

1.	We, Dato’ Mizal Bin Zaini and Datin Emelia Rosnaida as the director and shareholder (“The Guarantor’’) hereby undertakes to provide financial support to Suke Limited (“the Company”) to enable the Company to meet its liabilities as and when they fall due.

2.	The guarantee is irrevocable for at least 12 months from the date the audited financial statements for the financial year ended 31 December 2024 and 2023 are signed, which includes not recalling any amounts owing by the Company to the Guarantor, until all other external liabilities of the Company have been settled. The Guarantor and the Company, both undertake to fully invoke the provisions of this agreement in the event that the financial support from the guarantor is required.

Yours faithfully

/s/ Dato’ Mizal Bin Zaini
Dato’ Mizal Bin Zaini

/s/ Datin Emelia Rosnaida
Datin Emelia Rosnaida